UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

CAMCO INVESTORS FUND

JUNE 30, 2010

(UNAUDITED)

Dear Fellow Shareholders,

We thank you for this opportunity to provide a mid-year update on the CAMCO Investors Fund.  As you may remember, in 2009 we saw a tremendous rebound in equity prices.  From the market lows in early March 2009 to the end of December 2009, the Fund was up over 57%.  The bullishness continued into early 2010, but recent economic concerns and fears of another computer driven “flash crash” like we had on May 6th, have taken stocks to their lows for the year.  As of June 30, 2010 the Fund was down

 -5.58% year to date.  This was better than the S+P 500 Index which was down -6.65% and the Domini 400 Social Index which declined -7.28%.  The Russell 3000 Value Index was down -4.83% so far this year.

The swings in the market so far this year, have mirrored the tug of war taking place between investors looking for a continued economic recovery and those fearful of a double-dip recession, and from those investors convinced that inflationary pressures are building versus those who believe that slowing growth will be deflationary.  The net effect of this tug of war has been a meandering market, without real conviction to the upside or downside, yet with great volatility.

Here are some key thoughts we have as we survey the current market.  Even though stock prices are essentially unchanged in the last nine months, there is great turmoil beneath the surface.  Investors remain fearful when it comes to stocks.  The memories of the market crash of Sept 08-March 09 and a fear of a similar event reoccurring are a key driver of this aversion to stocks.  Unfortunately, the net result of this fear has given us an even greater problem – a monster bubble in bonds.  As we noted in our annual report, we were concerned about the massive investor switch out of equities and into bonds.  The trend to buying bonds and bond funds has continued this year and has pumped the bubble up even more.  Companies are rushing to offer debt to take advantage of this bubble.  Record levels of junk bonds are being offered.  The frenzy has gotten so great that IBM recently offered a three year bond at 1.00%! There is even talk of 100 year corporate bonds returning to the market. The net effect of this surge in bond and bond fund investments is leaving investors massively overexposed to interest rate risk, which we believe many are blissfully unaware of.  Even though bond yields have fallen to levels not seen since the 1950’s,  many investors are accepting these historically low yields yet discounting risks for which they are not being compensated.  Like the internet bubble of 2000 and the real estate bubble of 2005, we believe the bond bubble of 2010 will end badly.  At some point, investors will be surprised at how much they have lost on their supposedly “safe” bonds and bond funds.  As an alternative, we believe that dividend paying stocks offer much more compelling yields than bonds, and do this with the prospect of increasing income through dividend increases and the potentially rising principal with share price appreciation, since many of these stocks are trading at very reasonable valuations.  Unfortunately, Washington is doing all it can to undermine corporate and investor confidence in equities with the constant threat of higher taxes, higher government spending, higher debt and more regulation. Is it any wonder why unemployment is still way too high?  What company wants to expand only to face all the associated costs and mandates for each new employee?

So, where does all this leave us as it relates to the portfolio of the Fund?  First, we continue to believe that inflation, not deflation is our biggest threat.  We believe the lesson of history tells us that taxing, spending and borrowing are ultimately inflationary.  We have positioned accordingly with investments in commodities and commodity driven companies in oil, natural gas, gold, silver and fertilizer as well as inflation indexed bonds. We also hold many of those dividend paying companies which we outlined above.   Finally, we have kept a portion of Fund assets in cash to be able to take advantage of market opportunities.  We share the uncertainty of investors in the short run, but are confident of the potential of our portfolio in the long run.   As a shareholder, what can you do now?  First, be sure that you view your long term investments, like the Fund, with a long term view.  Don’t panic over today’s headlines and make rash investment decisions.  Second, examine your investments to see if you are over weighted in bonds.  Third, if you are considering a refinance, do it.  We may not see mortgage rates this low for decades.  Finally, be thankful to live in the freest, most prosperous nation on earth yet remembering that life does not consist in the abundance of one’s possessions.  We appreciate the confidence you have placed in us and we look forward to hearing from you.

With Kindest Regards,

Rick Weitz

Dennis Connor

Portfolio Manager, CAMCO Investors Fund

President, CAMCO Investors Fund

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

             JUNE 30, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS - 77.00%

Arrangement of Transportation of Freight & Cargo - 1.46%
6,000	The Brinks Co.	$ 114,180

Commercial Services & Supplies - 2.00%
6,000	Paychex Inc.	155,820

Communications Equipment - 2.81%
3,100	L-3 Communications Holdings, Inc.	219,604

Construction Materials - 2.49%
7,500	Eagle Materials, Inc.	194,475

Containers & Packaging - 2.02%
8,000	Sealed Air Corp.	157,760

Crude Petroleum - 1.12%
15,000	Sandridge Energy, Inc. *	87,450

Drilling Oil & Gas Wells - 1.35%
8,000	Weatherford International Ltd. *	105,120

Electrical Equipment - 6.43%
5,442	Dominion Resources, Inc.	210,823
11,450	Tyco Electronics Ltd. (Switzerland)	290,601
		501,424
Electronic Equipment & Instruments - 1.11%
25	Flextronics International Ltd. (Singapore) *	140
2,450	Tyco International Ltd. (Switzerland)	86,314
		86,454
Food & Staples Retailing - 2.20%
6,000	Sysco Corp.	171,420

Health Care Equipment & Supllies - 10.31%
4,450	Covidien Ltd. (Ireland)	178,801
7,200	Medtronic, Inc.	261,144
3,500	Stryker Corp.	175,210
3,500	Zimmer Holding, Inc. *	189,175
		804,330
Industrial Trucks Tractors Trailers - 2.04%
8,500	Terex Corp.*	159,290

Insurance - 4.88%
6,000	American Financial Group, Inc.	163,920
14,500	Montpelier Re Holdings Ltd. (Bermuda)	216,485
		380,405
Lumber & Wood Products - 1.03%
12,000	Louisiana Pacific Corp.*	80,280

Machinery - 2.53%
7,000	Graco, Inc.	197,330

Metals & Mining - 7.04%
2,400	Compass Minerals International, Inc.	168,672
1,400	Freeport Mcmoran Copper & Gold, Inc.	82,782
7,000	Natural Resources Partners	165,480
5,000	Southern Copper Corp.	132,700
		549,634
Oil, Gas Consumable Fuels - 10.40%
8,000	Chesapeake Energy Corp.	167,600
2,000	Exxon Mobil Corp.	114,140
4,325	Kinder Morgan Energy Partners, LP	281,385
7,500	National Oilwell Varco, Inc.	248,025
		811,150
Pharmaceuticals - 2.84%
13,000	Mylan, Inc. *	221,520

Road & Rail - 3.91%
4,000	CSX Corp.	198,520
6,000	Trinity Industries, Inc.	106,320
		304,840
Semiconductors & Related Devices - 3.09%
12,000	MEMC Electric Materials *	118,560
35,000	Silicon Image, Inc.*	122,850
		241,410
Software - 2.68%
5,200	Automatic Data Processing, Inc.	209,352

Specialty Retail - 3.26%
12,450	Lowe's Companies, Inc.	254,229

TOTAL FOR COMMON STOCKS (Cost $6,469,201) - 77.00%		6,007,476

EXCHANGE TRADED FUNDS - 10.23%
2,800	I-Shares Barclay TIPS Bond	299,348
9,000	Ishares Silver*	163,890
3,300	Market Vectors Gold Miners*	171,468
6,000	Market Vectors JR Gold*	163,560

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $764,185) - 10.23%		798,266

REAL ESTATE INVESTMENT TRUSTS - 2.40%
4,600	Saul Centers, Inc.	186,898

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $158,908) - 2.40%		186,898

SHORT TERM INVESTMENTS - 10.49%
818,415	US Bank Repurchase Agreement, 0.01%, dated 6/30/2010, due 7/1/2010
	repurchase price $818,415, collateralized by U.S. Treasury Bonds	818,415

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $818,415) - 10.49%		818,415

TOTAL INVESTMENTS (Cost $8,210,709) - 100.11%		7,811,055

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.11)%		(8,634)

NET ASSETS - 100.00%		$ 7,802,421

* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 6,007,476	-	-	$ 6,007,476
	Exchange Traded Funds	798,266	-	-	798,266
	Real Estate Investment Trusts	186,898	-	-	186,898
	Short-Term Investments:
	Conservative Deposit Account	818,415	-	-	818,415

		$ 7,811,055	-	-	$ 7,811,055

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $8,210,709)	$ 7,811,055
Receivables:
Dividends and Interest	6,449
Total Assets	7,817,504
Liabilities:
Due to Advisor	15,083
Total Liabilities	15,083
Net Assets	$ 7,802,421

Net Assets Consist of:
Paid In Capital	$ 10,420,691
Accumulated Undistributed Net Investment Loss	(7,113)
Accumulated Realized Loss on Investments	(2,211,503)
Unrealized Depreciation in Value of Investments	(399,654)
Net Assets, for 922,109 Shares Outstanding	$ 7,802,421

Net Asset Value Per Share	$ 8.46

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the six months ended June 30, 2010 (Unaudited)

Investment Income:
Dividends	$ 77,770
Interest	55
Total Investment Income	77,825

Expenses:
Advisory Fees (Note 3)	84,938
Total Expenses	84,938

Net Investment Loss	(7,113)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	186,320
Net Change in Unrealized Depreciation on Investments	(621,937)
Realized and Unrealized Loss on Investments	(435,617)

Net Decrease in Net Assets Resulting from Operations	$ (442,730)

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2010	12/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (7,113)	$ 19,626
Net Realized Gain (Loss) on Investments	186,320	(1,177,506)
Capital Gain Distributions from Portfolio Companies	-	82
Unrealized Appreciation (Depreciation) on Investments	(621,937)	2,532,626
Net Increase (Decrease) in Net Assets Resulting from Operations	(442,730)	1,374,828

Distributions to Shareholders:
Net Investment Income	-	(19,626)
Return of Capital	-	(12,870)
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	(32,496)

Capital Share Transactions (Note 4)	(174,530)	55,210

Total Increase (Decrease) in Net Assets	(617,260)	1,892,542

Net Assets:
Beginning of Year	8,419,681	6,527,139

End of Year (Including Undistributed Net Investment Income (Loss) of $(7,113)
and $-0-, respecitvely)	$ 7,802,421	$ 8,419,681

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	6/30/2010		12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Net Asset Value, at Beginning of Year	$ 8.96		$ 7.39	$ 11.71	$ 13.02	$ 11.45	$ 11.69

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)		0.02	(0.04)	0.04	0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.49)		1.58	(4.25)	(1.32)	1.61	(0.19)
Total from Investment Operations	(0.50)		1.60	(4.21)	(1.28)	1.62	(0.17)

Distributions:
Net Investment Income	-		(0.02)	(0.04)	(0.02)	(0.01)	(0.02)
Return of Capital	-		(0.01)	-	-	(0.04)	(0.05)
Realized Gains	-		-	(0.07)	(0.01)	-	-
Total from Distributions	-		(0.03)	(0.11)	(0.03)	(0.05)	(0.07)

Net Asset Value, at End of Year	$ 8.46		$ 8.96	$ 7.39	$ 11.71	$ 13.02	$ 11.45

Total Return **	(5.63)%		21.71%	(35.89)%	(9.82)%	14.22%	(1.46)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,802		$ 8,420	$ 6,527	$ 10,265	$ 10,364	$ 7,459
Ratio of Expenses to Average Net Assets	1.98%	†	1.98%	1.98%	2.25%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	(0.17)%	†	0.28%	0.36%	0.28%	0.10%	0.02%
Portfolio Turnover	12.84%		13.51%	21.42%	35.88%	16.27%	62.82%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (UNAUDITED)

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the year ended June 30, 2010.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the six months ended June 30, 2010, the Adviser earned a fee of $84,938 from the Fund.  At June 30, 2010 the Fund owed the Adviser $15,083.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at June 30, 2010 was $10,420,691 representing 922,109 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Six Months Ended 6/30/2010		Year Ended 12/31/2009
	Shares	Amount	Shares	Amount
Shares sold	39,729	$365,399	214,787	$1,692,523
Shares issued in reinvestment of dividends	-	-	3,514	31,735
Shares redeemed	(57,628)	(539,929)	(161,031)	(1,174,048)
Net increase	(17,899)	$(174,530)	57,270	$550,210

Note 5. Investment Transactions

For the six months ending June 30, 2010, purchases and sales of investment securities other than short-term investments aggregated $1,372,513 and $949,199, respectively.

Note 6. Tax Matters

As of June 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund was as follows:

Undistributed ordinary income

$    (7,113)

Capital loss carryforward expiring 12/31/17+

$2,397,823

Post –October capital loss deferrals between realized 11/1/09 and 12/31/09*

$      -0-

Gross unrealized appreciation on investment securities

$   678,430

Gross unrealized depreciation on investment securities

(1,078,084)

Net unrealized depreciation on investment securities

$ (399,654)

Cost of investment securities, including ST investments

$8,210,709

+The capital loss carry forward will be used to offset any capital gains realized by the Funds in the future years through the expiration date.  The Funds will not make distributions from capital gains while a capital loss carryforward remains.

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid during the six months ended June 30, 2010, and the year ended December 31, 2009, were as follows:

	2010	2009
Ordinary Income	$ -	$19,626
Return of Capital	-	12,870
Capital Gain	-	-
	$ -	$32,496

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2010, Pershing LLC held for the benefit of others, in aggregate, owned approximately 70.50% of the Fund’s shares and may be deemed to control the Fund.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

Camco Investors Fund
Expense Illustration
June 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which consist solely of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2010	June 30, 2010	January 1,2010 to June 30,2010

Actual	$1,000.00	$944.20	$9.54
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.98	$9.89

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

Independent Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 77	Trustee	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 64	Trustee	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc. (1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 73	Trustee	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company) (2000 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dennis M. Connor[1],[2] Age: 53	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus[1] Age:69	Treasurer and Chief Compliance Officer	One Year/ First Elected 12/04/04	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz[1] Age: 51	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management, Inc.

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 7, 2010

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date September 7, 2010